Exhibit 10.8

TERMINATION AGREEMENT

(Turnkey Full-Service Sublease Agreement)

This TERMINATION AGREEMENT (this “Agreement”) is made and entered into as of September 30, 2014, by and between VIVINT SOLAR HOLDINGS, INC., a Delaware corporation f/k/a Vivint Solar, Inc. (together with its successors and permitted assigns, the “Company”), and VIVINT, INC., a Utah corporation (together with its successors and permitted assigns “Vivint”).  Each of the Company and Vivint may also be referred to herein individually as a “Party”, and collectively as the “Parties”.

RECITALS

WHEREAS, the Company and Vivint entered into that certain Turnkey Full-Service Sublease Agreement, dated as of June 20, 2013 (as amended, amended and restated, supplemented, or otherwise modified from time to time, the “Sublease Agreement”), pursuant to which Vivint subleased certain Premises (as defined in the Sublease Agreement) and provided certain services to the Company;

WHEREAS, Section 12(d) of the Sublease Agreement provides that the Sublease Agreement may be modified only upon written agreement of Vivint and the Company; and

WHEREAS, because the Company no longer subleases the Premises from or uses the  Services of Vivint (as each term is defined in the Sublease Agreement), the Company and Vivint desire to herby terminate and cancel the Sublease Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants, agreements and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agrees as follows:

1.Definition.  Any capitalized term used by not defined herein shall have the meaning ascribed to such term in the Sublease Agreement.

2.Termination.  Effective as of September 30, 2014 (the “Effective Date”), the Company and Vivint hereby agree that the Sublease Agreement shall terminate and be of no further force or effect.

3.Acknowledgement and Release.  Notwithstanding anything to the contrary in the Sublease Agreement before the Effective Date, Vivint hereby acknowledges and agrees that there has been and there is no outstanding and unpaid amount due by the Company or any of its affiliates to Vivint in respect of the Base Rent or the Services Fee or any other payment obligation under the Sublease Agreement.

1Termination Agreement

(Sublease Agreement)

4.Miscellaneous.

(a)Entire Agreement. This Agreement constitutes the entire agreement among the Parties and supersedes all prior oral and written negotiations, communications, discussions and correspondence pertaining to the subject matter hereof.  No representation, statement, condition or warranty not contained in this Agreement will be binding on the Parties or have any force or effect whatsoever.

(b)Amendments and Waivers. This Agreement may only be amended or modified by an instrument in writing signed by all of the Parties.

(c)Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, legal representatives, successors, and permitted assigns.

(d)Governing Law.  The interpretation and enforceability of this Agreement and the rights and liabilities of the Parties hereto as such shall be governed by the laws of the State of Utah without giving effect to the principles of conflict of laws thereof.

(e)WAIVER OF JURY TRIAL.  EACH PARTY HEREBY WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.  EACH PARTY HEREBY AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

(f)Counterparts.  This Agreement may be executed by the Parties on any number of separate counterparts, by facsimile or email, and all of said counterparts taken together shall be deemed to constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same document. A facsimile or portable document format (“pdf”) signature page shall constitute an original for purposes hereof.

[SIGNATURE PAGES FOLLOW]

2Termination Agreement

(Sublease Agreement)

IN WITNESS WHEREOF, the parties have executed this Termination Agreement as of the date first written above.

THE COMPANY:

VIVINT SOLAR HOLDINGS, INC.,
a Delaware corporation
By: /s/ Greg Butterfield

Name: Greg Butterfield

Title: Chief Executive Officer

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

[SIGNATURE PAGE]Termination Agreement

(Sublease Agreement)

VIVINT:

VIVINT, INC.,
a Utah corporation

By: /s/ Alex Dunn

Name: Alex Dunn

Title: President

[SIGNATURE PAGE]Termination Agreement

(Sublease Agreement)